Putnam
Managed
Municipal
Income Trust


SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-02


[SCALE LOGO OMITTED]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]


Dear Fellow Shareholder:

In a market environment unsettled by the residual anxiety of the September 11 terrorist attacks, the collapse of Enron, and the new set of uncertainties created by unrest in the Middle East, Putnam Managed Municipal Income Trust posted negative results during the semiannual period ended April 30, 2002.

On the following pages, the report from your fund's management team will provide a full review of what has been driving fund performance, including a discussion of the reasons for the underperformance. The team also presents its view of prospects for the remainder of fiscal 2002.

You may notice as you read this report that we are now listing the team that manages your fund. We do this to reflect more accurately how your fund is managed as well as Putnam's firm belief in the value of team management. The names of the individuals who comprise the management team are shown at the end of Management's discussion of performance.

We know that Putnam Investments values its relationship with you and its other shareholders and appreciates your loyalty during these times of restructuring of staff and products in the pursuit of superior investment performance in the future.

Respectfully yours,

/S/JOHN A. HILL                    /S/GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 19, 2002


REPORT FROM FUND MANAGEMENT

This fund is managed by the
Putnam Tax Exempt Fixed-Income Team

Terrorist attacks, dramatic rebounds and selloffs, and, finally, a wavering recovery were all part of Putnam Managed Municipal Income Trust's turbulent semiannual period ended April 30, 2002. In the first half of the period, the Federal Reserve Board concluded its easing of short-term interest rates, bringing them down to a forty-year low by the end of calendar 2001. This contributed to a steep yield curve and a generally positive bond market for most of the period. Later, the Fed shifted its bias to neutral as the economy showed some signs of strength, although spotty corporate earnings and concerns about shady corporate accounting practices kept investors uncertain in the last half of the semiannual period. In the end, the fund's total return for the six-month period trailed both its Lipper category average and benchmark, as the fund's overweighting in lower-rated, higher-yielding bonds hurt performance in the months after the terrorist attacks on September 11, 2001. While these lower-rated bonds detracted from performance, we believe they will rebound as the economy improves, providing not just high current income but price appreciation as well.

Total return for 6 months ended 4/30/02

                 NAV            Market price
-----------------------------------------------------------------------
               -0.11%              -3.94%
-----------------------------------------------------------------------

Past performance does not indicate future results. Performance based on market prices for the shares will vary from performance based on the portfolio's net asset value. Performance information for longer periods begins on page 7.

* HEALTH-CARE HOLDINGS HELPED DIVERSIFY FUND

Over the period, we used bottom-up, issue-by-issue analysis to make smaller, more numerous purchases in an effort to diversify and protect the fund's portfolio. These smaller investments seek to guard against the rise in single-issue risk, as investors, spooked by the terrorist attacks and widely reported examples of corporate malfeasance, have been tending to overreact to the slightest rumor about a security. The health-care sector has provided many of these smaller, less concentrated positions. One example is an issue from New Jersey Health Care Facilities Financing Authority for Atlantic City Medical Center (coupon 5.75%, maturity 7/01/2025). Atlantic City MC has a dominant market share of 72% and is a sole provider in its primary market area. Management is focusing future growth on capturing patient migration from the area to facilities in Camden and Philadelphia, over an hour away. Most patients leave the area for cardiac, vascular, and thoracic services, as well as women's and newborn services. Cardiac services were recently added, and thoracic and OB physicians are being recruited. This is a significant opportunity to increase revenue and cash flow. Also among our recent purchases were bonds issued by the Health, Educational and Housing Facility Board of the County of Shelby, Tennessee (coupon 6.5%, maturity 9/01/2026) for Methodist Healthcare of Memphis. Methodist Healthcare is the number one provider in Memphis, and has good geographic coverage in the area. It controls the mortgages on three key Memphis facilities and is run by a solid management team.


[GRAPHIC OMITTED: horizontal bar chart TOP INDUSTRY SECTORS]

TOP INDUSTRY SECTORS*

Health care              24.1%

Transportation           23.7%

Utilities                11.5%

Water and sewer           5.7%

Housing                   4.8%

Footnote reads:
*Based on market value as of 4/30/02. Holdings will vary over time.



[GRAPHIC OMITTED: pie chart CREDIT QUALITY OVERVIEW]

CREDIT QUALITY OVERVIEW*

AAA/Aaa -- 40.5%

AA/A -- 2.2%

A --11.7%

BBB/Baa -- 21.9%

BB/Ba -- 13.7%

B -- 4.9%

Other -- 5.1%

Footnote reads:
*As a percentage of market value as of 4/30/02. A bond rated Baa or higher is considered investment grade. All ratings reflect Moody's and Standard & Poor's descriptions unless noted otherwise; percentages may include unrated bonds considered by Putnam Management to be of comparable quality. Ratings will vary over time.


* AIRLINES PROVIDE BUMPY RIDE WHILE HIGHLIGHTING FUND'S STRENGTHS

The trials and troubles of the airline industry provide an illustration of the value added by Putnam's research capabilities and long-term investment focus. Although certainly not the largest sector of the portfolio, airlines and airport authority bonds have represented a significant portion of your fund's holdings in years past. These bonds have a history of high current income and have been one of the most liquid sectors of the municipal bond market. However, perceptions of these bonds changed drastically on September 11, 2001. Airline-backed securities were hurt significantly, including those in your fund's portfolio. Maintaining calm amidst the widespread concern, your fund's management team took full advantage of the research capabilities available to it. Existing airline holdings were analyzed on an issue-by-issue basis, considering creditworthiness while factoring in the top-down issues of airline industry restructuring in the post-crisis environment and the influx of federal relief dollars. As a result of this reevaluation, we decided to trim the fund's airline-related positions only slightly in expectation of a long-term rebound. While we expect further losses for the airlines in 2002, our airline holdings continue to pay their coupons and signs are pointing to a bottom and eventual recovery for the industry. Airline travel was down a third in October of 2001; however, it was down only 10 percent later in the period, based on lower industry-wide capacity. Demand, induced by fare cuts, continues to grow and our expectation is for airlines to increase their bond issuance sometime in the coming year. Volatile oil prices stalled the recovery in the last couple of months of the period but we believe that with the continued assurance of government relief money that our airline holdings will continue to be a good investment. Our initial analysis proved its effectiveness as the airline sector was one of the strongest-performing areas of the portfolio in the last half of the period.

Fund Profile

Putnam Managed Municipal Income Trust seeks to provide as high a level of current income free from federal income tax as is consistent with preservation of capital through investments in investment-grade and higher-yielding, lower-rated municipal bonds. The fund is suitable for investors seeking tax-exempt income and willing to accept the risks associated with below-investment-grade bonds.

* MUNI BOND MARKETS STABLE RELATIVE TO OTHER INVESTMENTS

The municipal bond market as a whole remained relatively stable during the period despite the fallout from New York's terrorist attacks. New York City, thanks in part to generous federal assistance, has had no problems meeting its debt obligations although the prices of its bonds have declined. From a bond investor's perspective, the New York City picture is now less focused on the aftermath of the attacks and more concerned with opportunity for undervalued bond issues in the coming months. The city's reputation among muni-bond investors has been bolstered by financial disclosure statutes put in place after the city's budget crisis in the 1970s.

Your fund's management team has been extremely cautious in the purchase of General Obligation bonds, which are secured by tax revenues, from issuers nationwide. As the economy recovered slowly over most of the period, tax revenues dropped and many states and municipalities moved from surplus to deficit status, issuing bonds to make up the difference. We have found great valuations nationally in bonds backed by the distribution of proceeds from the tobacco industry's settlement with individual states. These bonds are consistently rated single As with yields at the level of BBB hospital bonds. Based on analysis of the tobacco industry's current growth levels and the outcome of recent court cases, we believe these bonds will continue to be stable investments.

* OUTLOOK CAUTIOUS IN COMING SIX MONTHS

In the near term, we remain cautious on rates. Our view is that the economy may continue to struggle in its recovery, which should keep the Federal Reserve from tightening interest rates until it sees a credible threat of inflation. Right now there is no such threat, and for the first four months of 2002, the Fed has appeared more concerned about the progress of the recovery than about inflation. Since the capital markets have retracted, with significant declines in capital spending and corporate investment, this lack of funding is in itself a restraint on the economy. As a result, we believe the Fed may hold off on tightening even if growth begins to pick up.

Over the longer term, we feel that the national profile of municipal bonds has been raised and believe that the days of aggressive stock investing have given way to an understanding of the importance of asset allocation within investors' portfolios. We believe fixed-income investments and municipal bonds in particular will benefit. Later, as the Enron scandal fades and the economy improves, high-yield municipals -- which are less sensitive to interest-rate increases and perform better in a growing economy -- should bolster the return of your fund. Because of the fund's high-yield exposure, we think it will end up with a competitive advantage relative to its peers.

The views expressed here are exclusively those of Putnam Management. They are not meant as investment advice. Although the described holdings were viewed favorably as of 4/30/02, there is no guarantee the fund will continue to hold these securities in the future. Government securities guarantee principal and interest; mutual funds that invest in these securities are not guaranteed. Mortgage-backed securities are subject to prepayment risk.

This fund is managed by the Putnam Tax Exempt Fixed-Income Team. The members of the team are Jerome Jacobs, Blake Anderson, Joyce Dragone, David Hamlin, Susan McCormack, and Richard Wyke.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


PERFORMANCE SUMMARY

This section provides information about your fund's performance, which should always be considered in light of its investment strategy.



TOTAL RETURN FOR PERIODS ENDED 4/30/02

                                                      Lehman
                                                     Municipal       Consumer
                          NAV      Market price     Bond Index     price index
-------------------------------------------------------------------------------
6 months                -0.11%        -3.94%           1.08%          1.07%
-------------------------------------------------------------------------------
1 year                   3.98         -1.29            7.00           1.53
-------------------------------------------------------------------------------
5 years                 21.39          3.83           36.79          12.12
Annual average           3.95          0.75            6.47           2.31
-------------------------------------------------------------------------------
10 years                82.24         63.01           93.35          28.67
Annual average           6.19          5.01            6.82           2.55
-------------------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average           6.96          6.01            7.48           3.00
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.



TOTAL RETURN FOR PERIODS ENDED 3/31/02 (most recent calendar quarter)

                                                      NAV         Market price
-------------------------------------------------------------------------------
6 months                                             -0.67%          -4.30%
-------------------------------------------------------------------------------
1 year                                                0.89           -0.71
-------------------------------------------------------------------------------
5 years                                              20.31            6.69
Annual average                                        3.77            1.30
-------------------------------------------------------------------------------
10 years                                             81.26           67.80
Annual average                                        6.13            5.31
-------------------------------------------------------------------------------
Life of fund
(since 2/24/89)
Annual average                                        6.87            6.03
-------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return, net asset value and market price will fluctuate and you may have a gain or a loss when you sell your shares. Performance does not reflect taxes on reinvested distributions.



PRICE AND DISTRIBUTION INFORMATION 6 MONTHS ENDED 4/30/02

-------------------------------------------------------------------------------
Distributions (common shares)
-------------------------------------------------------------------------------
Number                                                  6
-------------------------------------------------------------------------------
Income                                               $0.285
-------------------------------------------------------------------------------
Capital gains 1                                         --
-------------------------------------------------------------------------------
  Total                                              $0.285
-------------------------------------------------------------------------------
                                    Series A        Series B         Series C
-------------------------------------------------------------------------------
Preferred shares                  (550 shares)    (550 shares)     (650 shares)
-------------------------------------------------------------------------------
Income                               $755.13         $746.50          $750.29
-------------------------------------------------------------------------------
Capital gains 1                         --              --               --
-------------------------------------------------------------------------------
  Total                              $755.13         $746.50          $750.29
-------------------------------------------------------------------------------
Share value (common shares)                   NAV          Market price
-------------------------------------------------------------------------------
10/31/01                                     $8.49            $8.440
-------------------------------------------------------------------------------
4/30/02                                       8.19             7.830
-------------------------------------------------------------------------------
Current return (end of period)
-------------------------------------------------------------------------------
Current
dividend
rate 2                                        6.96%             7.28%
-------------------------------------------------------------------------------
Taxable
equivalent 3                                 11.34             11.86
-------------------------------------------------------------------------------

1 Capital gains, if any, are taxable for federal and, in most cases, state purposes. For some investors, investment income may be subject to the federal alternative minimum tax. Income from federally exempt funds may be subject to state and local taxes.

2 Most recent distribution, excluding capital gains, annualized and divided by NAV or market price at end of period.

3 Assumes maximum 38.60% federal income tax rate for 2002. Results for investors subject to lower tax rates would not be as advantageous.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the value of all your fund's assets, minus any liabilities and the net assets allocated to remarketed preferred shares, divided by the number of outstanding common shares.

Market price is the current trading price of one share of the fund. Market prices are set by transactions between buyers and sellers on the New York Stock Exchange.


COMPARATIVE BENCHMARKS

Lehman Municipal Bond Index is an unmanaged index of long-term fixed-rate investment-grade tax-exempt bonds. Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Consumer price index (CPI) is a commonly used measure of inflation; it does not represent an investment return.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment
results,    per-share distributions, expense ratios, net investment
income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2002 (Unaudited)


KEY TO ABBREVIATIONS

AMBAC           -- AMBAC Indemnity Corporation
COP             -- Certificate of Participation
FGIC            -- Financial Guaranty Insurance Company
FSA             -- Financial Security Assurance
GNMA Coll.      -- Government National Mortgage Association Collateralized
G.O. Bonds      -- General Obligation Bonds
IFB             -- Inverse Floating Rate Bonds
IF COP          -- Inverse Floating Rate Certificate of Participation
MBIA            -- Municipal Bond Investors Assurance Corporation
PSFG            -- Permanent School Fund Guaranteed
VRDN            -- Variable Rate Demand Notes


MUNICIPAL BONDS AND NOTES (98.9%) (a)
PRINCIPAL AMOUNT                                                                          RATING (RAT)        VALUE
Alabama (1.8%)
-------------------------------------------------------------------------------------------------------------------
$           500,000 Baldwin Cnty., Eastern Shore Healthcare Auth.
                    Rev. Bonds (Thomas Hosp.), 6 3/4s, 4/1/21                             Baa3        $     503,750
         10,000,000 Jefferson Cnty., Swr. Rev. Bonds (Cap. Impt.),
                    Ser. A, FGIC, 5s, 2/1/41                                              Aaa             9,412,500
                                                                                                      -------------
                                                                                                          9,916,250

Alaska (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Valdez Marine Term Rev. Bonds (Sohio Pipeline),
                    7 1/8s, 12/1/25                                                       AA+             2,065,940

Arizona (3.1%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Apache Cnty., Indl. Dev. Auth. Poll. Control Rev.
                    Bonds (Tuscon Elec. Pwr. Co.), Ser. B, 5 7/8s, 3/1/33                 Ba3             4,656,250
          2,500,000 Casa Grande, Indl. Dev. Auth. Rev. Bonds
                    (Casa Grande Regl. Med. Ctr.), Ser. A, 7 5/8s, 12/1/29                B/P             2,587,500
          4,000,000 Coconino Cnty., Poll. Control Rev. Bonds
                    (Tuscon/Navajo Elec. Pwr.), Ser. A, 7 1/8s, 10/1/32                   Ba3             4,140,000
          4,000,000 Phoenix, Indl. Dev. Auth. Arpt. Fac. Rev. Bonds
                    (America West Airlines), 6 1/4s, 6/1/19                               Caa2            1,780,000
          2,660,000 Phoenix, Indl. Dev. Auth. Rev. Bonds
                    (Mission Place Project A-1), GNMA Coll.,
                    7 1/2s, 7/20/35                                                       AAA             3,012,450
          1,000,000 Scottsdale, Indl. Dev. Auth. Rev. Bonds
                    (Scottsdale Healthcare), 5.8s, 12/1/31                                A3                983,750
                                                                                                      -------------
                                                                                                         17,159,950

Arkansas (2.0%)
-------------------------------------------------------------------------------------------------------------------
          4,600,000 AR State Hosp. Dev. Fin. Auth. Rev. Bonds
                    (WA Regl. Med. Ctr.), 7 3/8s, 2/1/29                                  Baa3            4,916,250
          6,000,000 Northwest AR Regl. Arpt. Auth. Rev. Bonds,
                    7 5/8s, 2/1/27                                                        BB/P            6,120,000
                                                                                                      -------------
                                                                                                         11,036,250

California (6.3%)
-------------------------------------------------------------------------------------------------------------------
          7,000,000 CA Hlth. Facs. Auth. IFB (Catholic Healthcare West),
                    AMBAC, 8.956s, 7/1/17                                                 Aaa             7,140,000
          3,000,000 CA Statewide Cmnty. Dev. Auth. COP
                    (The Internext Group),
                    5 3/8s, 4/1/30                                                        BBB             2,733,750
                    Corona, COP
          2,775,000 (Vista Hosp. Syst.), Ser. B, 9 1/2s, 7/1/20
                    (In default) (NON)                                                    D/P             1,026,750
          5,000,000 (Hosp. Syst., Inc.), Ser. C, 8 3/8s, 7/1/11
                    (In default) (NON)                                                    D/P             1,850,000
          2,000,000 Gilroy, Rev. Bonds (Bonfante Gardens Pk. Project),
                    8s, 11/1/25                                                           B/P             1,922,500
          3,500,000 San Bernardino Cnty., IF COP (PA-100-Med. Ctr. Fin.),
                    MBIA, 11.58s, 8/1/28 (acquired 6/27/95,
                    cost $3,777,340) (RES)                                                AAA/P           4,475,625
          3,000,000 San Luis Obispo, COP (Vista Hosp. Syst., Inc.),
                    8 3/8s, 7/1/29 (In default) (NON)                                     D/P             1,110,000
          8,750,000 Santa Clara Cnty., Fin. Auth. Lease Rev. Bonds
                    (VMC Fac. Replacement Project), Ser. A,
                    AMBAC, 6 3/4s, 11/15/20                                               Aaa             9,898,438
          6,150,000 Valley Hlth. Syst. Hosp. Rev. Bonds
                    (Refunding & Impt. Project), Ser. A,
                    6 1/2s, 5/15/25                                                       BB              4,766,250
                                                                                                      -------------
                                                                                                         34,923,313

Colorado (2.0%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 CO Edl. Fac. Auth. Rev. Bonds (Ocean Journey, Inc.),
                    8.3s, 12/1/17 (In default) (NON)                                      D/P             2,750,000
                    CO Pub. Hwy. Auth. Rev. Bonds (E-470 Pub. Hwy.),
                    Ser. B,
         15,500,000 zero %, 9/1/35                                                        Baa3            1,317,500
         16,500,000 zero %, 9/1/34                                                        Baa3            1,505,625
                    Denver, City & Cnty. Arpt. Rev. Bonds
          1,050,000 Ser. D, 7 3/4s, 11/15/13                                              A               1,278,375
          2,500,000 5 1/2s, 11/15/25                                                      Aaa             2,534,375
          1,400,000 Northwest Parkway Pub. Hwy. Auth. Rev. Bonds,
                    Ser. D, 7 1/8s, 6/15/41                                               BBB-/P          1,433,250
                                                                                                      -------------
                                                                                                         10,819,125

Connecticut (1.0%)
-------------------------------------------------------------------------------------------------------------------
          1,500,000 CT State HFA Yale U. Ed. Fac. Auth. VRDN,
                    Ser. V-1, 1.35s, 7/1/36                                               VMIG1           1,500,000
          4,000,000 CT State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Norwalk Healthcare, Inc.), Ser. A, 8.7s, 7/1/22                      AAA/P           4,165,720
                                                                                                      -------------
                                                                                                          5,665,720

District of Columbia (0.7%)
-------------------------------------------------------------------------------------------------------------------
          4,000,000 DC, Tobacco Settlement Fin. Corp. Rev. Bonds,
                    6 1/2s, 5/15/33                                                       A1              4,110,000

Florida (4.3%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Capital Trust Agcy. Rev. Bonds (Seminole Tribe
                    Convention), Ser. A, 10s, 10/1/33                                     B/P             2,007,500
          3,210,000 Escambia Cnty., Poll. Control Rev. Bonds
                    (Champion Intl. Corp.), 6.9s, 8/1/22                                  Baa2            3,358,463
          5,000,000 Hernando Cnty., Indl. Dev. Rev. Bonds
                    (FL Crushed Stone Co.), 8 1/2s, 12/1/14                               A-/P            5,368,750
          9,150,000 Lee Cnty., Board of Directors Hosp. IFB
                    (Lee Memorial Hosp.), MBIA, 10.844s, 3/26/20                          Aaa             9,529,451
          1,335,000 Miami Beach, Hlth. Fac. Auth. Hosp. Rev. Bonds
                    (Mount Sinai Med. Ctr.), Ser. A, 6.7s, 11/15/19                       BB              1,148,100
            310,000 Pinellas Cnty., Hlth. Facs. Auth. Syst. Rev. Bonds
                    (Sun Coast Hosp.), Ser. A, 8 1/2s, 3/1/20                             BB+               311,823
          2,000,000 St. Johns Cnty., FL Healthcare Indl. Dev. Auth.
                    Rev. Bonds (Glenmoor St. Johns Project),
                    Ser. A, 8s, 1/1/30                                                    B+/P            2,047,500
                                                                                                      -------------
                                                                                                         23,771,587

Georgia (3.4%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 Atlanta Waste Wtr. Rev. Bonds, Ser. A, MBIA,
                    5s, 11/1/39                                                           Aaa             9,562,500
          1,750,000 Fulton Cnty., Dev. Auth. Fac. Rev. Bonds
                    (Delta Air Lines, Inc.), 5 1/2s, 5/1/33                               BB+             1,354,063
                    GA Med. Ctr. Hosp. Auth. IFB, MBIA
            700,000 8.719s, 8/1/10                                                        Aaa               737,765
          1,800,000 8.719s, 8/1/10, Prerefunded                                           Aaa             1,910,556
                    Savannah, Hosp. Auth. Rev. Bonds (Chandler Hosp.)
          1,900,000 7s, 1/1/23                                                            Aaa/P           2,000,301
          3,180,000 7s, 1/1/11                                                            Aaa/P           3,347,872
                                                                                                      -------------
                                                                                                         18,913,057

Hawaii (1.0%)
-------------------------------------------------------------------------------------------------------------------
            965,000 HI Dept. of Trans. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 7s, 6/1/20                              BB-               846,788
          4,500,000 HI State G.O. Bonds, Ser. CY, FSA, 5 1/2s, 2/1/12                     Aaa             4,921,875
                                                                                                      -------------
                                                                                                          5,768,663

Illinois (3.3%)
-------------------------------------------------------------------------------------------------------------------
                    Chicago, G.O. Bonds
          3,500,000 FGIC, 5 1/2s, 1/1/40                                                  Aaa             3,539,375
          2,500,000 (Neighborhoods Alive 21 Project), FGIC, 5s, 1/1/41                    AAA             2,337,500
          2,500,000 Ser. A, MBIA, 5s, 1/1/31                                              AAA             2,371,875
          2,500,000 Chicago, Midway Arpt. Rev. Bonds, Ser. A, 5 1/8s, 1/1/35              Aaa             2,340,625
                    Chicago, O'Hare Intl. Arpt. Special Fac. Rev. Bonds
          3,000,000 (American Airlines, Inc.), 8.2s, 12/1/24                              BB              3,003,750
          2,500,000 (United Air Lines, Inc.), Ser. C, 6.3s, 5/1/16                        B-/P            1,378,125
          3,250,000 IL, Dev. Fin. Auth. Hosp. Rev. Bonds (Adventist Hlth.
                    Syst./Sunbelt Oblig.), 5.65s, 11/15/24                                A-              3,079,375
                                                                                                      -------------
                                                                                                         18,050,625

Indiana (2.2%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 IN State Dev. Fin. Auth. Env. Impt. Rev. Bonds
                    (USX Corp.), 5.6s, 12/1/32                                            Baa1            2,284,375
          9,300,000 Indianapolis, Indl. Arpt. Auth. Special Fac. Rev.
                    Bonds (Federal Express Corp.), 7.1s, 1/15/17                          Baa2            9,799,875
                                                                                                      -------------
                                                                                                         12,084,250

Iowa (1.1%)
-------------------------------------------------------------------------------------------------------------------
                    IA Fin. Auth. Healthcare Fac. Rev. Bonds
                    (Care Initiatives)
          3,000,000 9 1/4s, 7/1/25                                                        BBB-/P          3,682,500
          1,915,000 9.15s, 7/1/09                                                         BBB-/P          2,247,731
                                                                                                      -------------
                                                                                                          5,930,231

Kansas (1.6%)
-------------------------------------------------------------------------------------------------------------------
          8,400,000 Wichita, Hosp. IFB, Ser. 111-A, MBIA,
                    11.196s, 10/20/17                                                     Aaa             8,917,608

Kentucky (2.1%)
-------------------------------------------------------------------------------------------------------------------
          7,785,000 Kenton Cnty., Arpt. Board Special Fac. Rev. Bonds
                    (Delta Air Lines, Inc.), Ser. A, 7 1/2s, 2/1/20                       BB+             7,804,463
          1,000,000 Scott Cnty., Indl. Dev. Rev. Bonds
                    (Hoover Group, Inc.), 8 1/2s, 11/1/14                                 Ba3               966,250
          2,740,000 Trimble Cnty., Poll. Control Rev. Bonds, Ser. B,
                    6.55s, 11/1/20                                                        A1              2,808,856
                                                                                                      -------------
                                                                                                         11,579,569

Louisiana (4.1%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 LA Pub. Facs. Auth. Hosp. Rev. Bonds
                    (Lake Charles Memorial Hosp. Project),
                    8 5/8s, 12/1/30                                                       B+/P            2,040,000
          2,500,000 LA Pub. Facs. Auth. Rev. Bonds (Tulane U.), Ser. A,
                    AMBAC, 5s, 7/1/32                                                     Aaa             2,415,625
         12,500,000 Lake Charles, Harbor & Term Dist. Port Fac.
                    Rev Bonds (Trunkline Co.), 7 3/4s, 8/15/22                            A3             13,036,125
          2,500,000 Tobacco Settlement Fin. Corp. Rev. Bonds, Ser. 2001B,
                    5 7/8s, 5/15/39                                                       A1              2,256,250
          2,750,000 W. Feliciana Parish, Poll. Control Rev. Bonds
                    (Gulf States Util. Co.), Ser. C, 7s, 11/1/15                          Ba1             2,842,813
                                                                                                      -------------
                                                                                                         22,590,813

Maine (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Rumford Solid Waste Disp. Rev. Bonds
                    (Boise Cascade Corp.), 6 7/8s, 10/1/26                                Baa3            2,045,000

Massachusetts (4.6%)
-------------------------------------------------------------------------------------------------------------------
                    MA State Hlth. & Edl. Facs. Auth. Rev. Bonds
          2,000,000 (Civic Investments), Ser. A, 9s, 12/15/15                             B/P             2,027,500
          3,400,000 (Rehab. Hosp. Cape & Islands), Ser. A, 7 7/8s,
                    8/15/24                                                               AAA/P           3,820,750
          1,185,000 (Norwood Hosp.), 7s, 7/1/14                                           BBB-            1,424,963
          2,500,000 (UMass Memorial), Ser. C, 6 5/8s, 7/1/32                              Baa2            2,484,375
          3,400,000 (Sisters Providence Hlth. Syst.), Ser. A, 6 5/8s,
                    11/15/22                                                              Aaa             3,552,694
          1,875,000 (UMass Memorial), Ser. C, 6 1/2s, 7/1/21                              Baa2            1,853,906
            820,000 (Caritas Christi Oblig.), Ser. B, 6 1/4s, 7/1/22                      Baa2              820,000
          7,645,000 MA State Hsg. Fin. Agcy. IFB (Rites-PA-370),
                    9.649, 7/1/40 (acquired 6/3/98, cost $7,739,951) (RES)                AAA             7,664,113
          2,000,000 MA State Hsg. Fin. Agcy. Rev. Bonds, AMBAC
                    (Rental Mtge.), Ser. C, 5 5/8s, 7/1/40                                Aaa             2,002,500
                                                                                                      -------------
                                                                                                         25,650,801

Michigan (3.2%)
-------------------------------------------------------------------------------------------------------------------
          4,095,000 Detroit, Local Dev. Fin. Auth. Tax Increment G.O.
                    Bonds, Ser. A, 9 1/2s, 5/1/21                                         BBB+/P          4,439,594
          2,000,000 MI State Strategic Fund Resource Recvy. Oblig.
                    Rev. Bonds (Central Wayne Energy Res.), Ser. A,
                    6.9s, 7/1/19                                                          CCC/P           1,200,000
          2,700,000 Pontiac, Hosp. Fin. Auth. Rev. Bonds (NOMC Oblig.
                    Group), Ser. B, 6s, 8/1/18                                            Baa3            2,224,125
          2,975,000 Warren, Cons. School Dist. G.O. Bonds, FSA,
                    5 3/8s, 5/1/18                                                        Aaa             3,082,844
          6,785,000 Waterford, Econ. Dev. Corp. Rev. Bonds
                    (Canterbury Hlth.), 6s, 1/1/39                                        B-/P            4,910,644
          2,000,000 Wayne Charter Cnty., Special Arpt. Fac. Rev. Bonds
                    (Northwest Airlines, Inc.), 6s, 12/1/29                               B+/P            1,575,000
                                                                                                      -------------
                                                                                                         17,432,207

Minnesota (2.0%)
-------------------------------------------------------------------------------------------------------------------
          1,815,000 Chaska, Indl. Dev. Rev. Bonds (Lifecore Biomedical, Inc.),
                    10 1/4s, 9/1/20                                                       BB/P            1,934,246
          4,395,000 MN State Hsg. Fin. Agcy. Single Fam. Rev. Bonds,
                    Ser. E, 6.85s, 1/1/24                                                 Aa2             4,488,657
          5,330,000 St. Paul, Hsg. & Hosp. Redev. Auth. Rev. Bonds
                    (Healtheast), Ser. B, 6 5/8s, 11/1/17                                 Ba2             4,497,188
                                                                                                      -------------
                                                                                                         10,920,091

Mississippi (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,250,000 Mississippi Bus. Fin. Corp. Poll. Control Rev. Bonds
                    (Syst. Energy Resources, Inc.), 5.9s, 5/1/22                          BBB-            2,168,438

Missouri (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 MO State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (St. Anthony's Med. Ctr.), 6 1/4s, 12/1/30                            A2              2,077,500

Nebraska (0.9%)
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Gage Cnty., Indl. Dev. Rev. Bonds (Hoover Group, Inc.),
                    8 1/2s, 12/1/07                                                       Ba3             1,945,000
          2,500,000 Kearney, Indl. Dev. Rev. Bonds (Great Platte River
                    Road), 6 3/4s, 1/1/28                                                 D/P               300,000
                    NE Investment Fin. Auth. Single Fam. Mtge. IFB
          1,050,000 GNMA Coll., 11.666s, 9/15/24                                          Aaa             1,185,219
          1,700,000 Ser. C, 10.321s, 3/1/20                                               Aaa             1,806,250
                                                                                                      -------------
                                                                                                          5,236,469

Nevada (2.8%)
-------------------------------------------------------------------------------------------------------------------
                    Clark Cnty., Indl. Dev. Rev. Bonds
                    (Southwest Gas Corp.)
          6,000,000 Ser. B, 7 1/2s, 9/1/32                                                Baa2            6,164,160
          5,000,000 Ser. C, AMBAC, 5.95s, 12/1/38                                         Aaa             5,237,500
          4,000,000 Las Vegas, Monorail Rev. Bonds (2nd Tier),
                    7 3/8s, 1/1/40                                                        BB-/P           3,905,000
                                                                                                      -------------
                                                                                                         15,306,660

New Hampshire (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,565,000 NH State Bus. Fin. Auth. Rev. Bonds
                    (Alice Peck Day Hlth. Syst.), Ser. A, 7s, 10/1/29                     BB+/P           2,443,163

New Jersey (3.1%)
-------------------------------------------------------------------------------------------------------------------
          1,250,000 NJ Econ. Dev. Auth. Retirement Cmnty. Rev. Bonds
                    (Cedar Crest Village, Inc. Fac.), Ser. A, 7 1/4s,
                    11/15/31                                                              BB-/P           1,212,500
          5,000,000 NJ Econ. Dev. Auth. Special Fac. Rev. Bonds
                    (Continental Airlines, Inc.), 6 1/4s, 9/15/29                         BB-             4,331,250
                    NJ Healthcare Facs. Fin. Auth. Rev. Bonds
          3,000,000 (Trinitas Hosp. Oblig. Group), 7 1/2s, 7/1/30                         Baa3            3,213,750
          1,250,000 (Atlantic City Med. Ctr.), 5 3/4s, 7/1/25                             A3              1,256,250
          6,500,000 NJ State Trans. Trust Fund Auth. Rev. Bonds
                    (Trans. Syst.), Ser. A, FSA, 5 1/2s, 6/15/12                          Aaa             7,166,250
                                                                                                      -------------
                                                                                                         17,180,000

New York (8.5%)
-------------------------------------------------------------------------------------------------------------------
         10,000,000 NY City, G.O. Bonds, Ser. B, 5 1/4s, 12/1/09                          A2             10,637,500
          9,625,000 NY City, Indl. Dev. Agcy. Special Fac. Rev. Bonds
                    (British Airways), 5 1/4s, 12/1/32                                    BBB-            7,134,531
          5,000,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. IFB, 9.747s,
                    6/15/17 (acquired 5/21/98, cost $5,296,700) (RES)                     AAA             5,375,000
                    NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. Rev. Bonds
          7,400,000 Ser. G, FSA, 5s, 6/15/34                                              Aaa             7,122,500
          4,000,000 NY City, Muni. Wtr. & Swr. Syst. Fin. Auth. VRDN,
                    Ser. G, 1.65s, 6/15/24                                                VMIG1           4,000,000
          2,000,000 Onondaga Cnty., Indl. Dev. Agcy. Rev. Bonds
                    (Solvay Paperboard, LLC), 7s, 11/1/30                                 BB-/P           2,085,000
          5,000,000 Port Auth. NY & NJ Rev. Bonds, Ser. 96, FGIC,
                    6.6s, 10/1/23                                                         Aaa             5,350,000
          5,000,000 Port Auth. NY & NJ Special Oblig. 144A IFB,
                    Ser. N18, 3.6s, 12/1/17 (acquired 7/19/00,
                    cost $5,234,450) (RES)                                                Aaa             5,825,000
                                                                                                      -------------
                                                                                                         47,529,531

North Carolina (0.9%)
-------------------------------------------------------------------------------------------------------------------
            700,000 Charlotte, Special Facs. Rev. Bonds (Douglas Intl.
                    Arpt.-US Awy.), 7 3/4s, 2/1/28                                        CCC/P             392,000
                    NC Eastern Muni. Pwr. Agcy. Syst. Rev. Bonds
          1,500,000 Ser. D, 6 3/4s, 1/1/26                                                BBB             1,597,500
          3,000,000 Ser. A, 5 3/4s, 1/1/26                                                BBB             2,913,750
                                                                                                      -------------
                                                                                                          4,903,250

Ohio (3.7%)
-------------------------------------------------------------------------------------------------------------------
                    OH State Air Quality Dev. Auth. Rev. Bonds
         13,000,000 (Cleveland Co.), FGIC, 8s, 12/1/13                                    Aaa            13,446,290
          3,000,000 (Toledo Poll. Control), Ser. A, 6.1s, 8/1/27                          Baa2            2,985,000
          4,000,000 Rickenbacker Port Auth. Cap. Funding Rev. Bonds
                    (OASBO Expanded Asset Pooled), Ser. A,
                    5 3/8s, 1/1/32                                                        A2              3,885,000
                                                                                                      -------------
                                                                                                         20,316,290

Oklahoma (2.0%)
-------------------------------------------------------------------------------------------------------------------
          4,900,000 OK Dev. Fin. Auth. Rev. Bonds (Hillcrest Healthcare),
                    Ser. A, 5 5/8s, 8/15/29                                               B2              3,662,750
          7,000,000 OK State Ind. Dev. Auth. Rev. Bonds
                    (Hlth. Syst.-Oblig. Group), Ser. A, 5 3/4s, 8/15/29                   Aaa             7,297,500
                                                                                                      -------------
                                                                                                         10,960,250

Pennsylvania (6.0%)
-------------------------------------------------------------------------------------------------------------------
          3,500,000 Allegheny Cnty., Indl. Dev. Auth. Arpt. Special Fac.
                    Rev. Bonds (US Airways), Ser. B, 8 1/2s, 3/1/21                       CCC+            2,135,000
          2,250,000 Carbon Cnty., Indl. Dev. Auth. Rev. Bonds
                    (Panther Creek Partners), 6.65s, 5/1/10                               BBB-            2,404,688
          3,500,000 Dauphin Cnty., Gen. Auth. Rev. Bonds (Office & Pkg.),
                    Ser. A, 6s, 1/15/25                                                   CCC/P           2,480,619
          7,250,000 PA Convention Ctr. Auth. Rev. Bonds, MBIA,
                    6.7s, 9/1/14                                                          Aaa             7,993,125
          1,000,000 PA Econ. Dev. Fin. Auth. Resource Recvy. Rev. Bonds
                    (Colver Project), Ser. D, 7 1/8s, 12/1/15                             BBB-            1,046,250
                    PA Econ. Dev. Fin. Auth. Rev. Bonds
          7,750,000 (MacMillan, Ltd. Partnership), 7.6s, 12/1/20                          Baa2            9,048,125
          1,000,000 (Amtral Project), Ser. A, 6 3/8s, 11/1/41                             A3              1,000,000
          2,000,000 PA State Higher Ed. Assistance Agcy. IFB, Ser. B,
                    AMBAC, 10.591s, 3/1/22                                                Aaa             2,087,500
          4,000,000 Philadelphia, Auth. For Indl. Dev. Special Facs. Rev.
                    Bonds (US Airways, Inc. Project), 8 1/8s, 5/1/30                      CCC/P           1,640,000
          2,000,000 Philadelphia, Auth. Indl. Dev. Arpt. Rev. Bonds
                    (Aero Philadelphia, LLC), 5 1/2s, 1/1/24                              BB/P            1,570,000
          2,806,577 Philadelphia, Hosp. & Higher Ed. Fac. Auth. Rev.
                    Bonds (Graduate Hlth. Syst.), 7 1/4s,
                    7/1/10 (In default) (NON)                                             D                   3,508
          1,800,000 Sayre, Healthcare Facs. Auth. Rev. Bonds
                    (Guthrie Hlth.), Ser. A, 5 7/8s, 12/1/31                              A-              1,791,000
                                                                                                      -------------
                                                                                                         33,199,815

South Carolina (1.6%)
-------------------------------------------------------------------------------------------------------------------
          1,000,000 SC Jobs Econ. Dev. Auth. Hosp. Fac. Rev. Bonds
                    (Palmetto Hlth. Alliance), Ser. A, 7 3/8s, 12/15/21                   Baa2            1,058,750
                    SC Tobacco Settlement Rev. Mgt. Rev. Bonds, Ser. B
          1,300,000 6 3/8s, 5/15/30                                                       A1              1,313,000
          3,000,000 6 3/8s, 5/15/28                                                       A1              3,015,000
          4,750,000 SC Toll Road Rev. Bonds (Southern Connector
                    Project), Ser. A, 5 3/8s, 1/1/38                                      BBB-            3,259,688
                                                                                                      -------------
                                                                                                          8,646,438

Tennessee (2.9%)
-------------------------------------------------------------------------------------------------------------------
          6,000,000 Johnson City, Hlth. & Edl. Facs. Hosp. Board IFB,
                    Ser. A2, MBIA, 10.445s, 7/1/21 (acquired 2/8/00,
                    cost $5,651,400) (RES)                                                Aaa             6,907,500
          4,700,000 Johnson City, Hlth. & Edl. Facs. Hosp. Board Rev.
                    Bonds (Mtn. States Hlth.), Ser. A, 7 1/2s, 7/1/33                     Baa2            5,052,500
          2,000,000 Memphis-Shelby Cnty., Arpt. Auth. Rev. Bonds
                    (Federal Express), 6 3/4s, 9/1/12                                     Baa2            2,050,260
          2,000,000 Shelby Cnty. Hlth. Edl. & Hsg. Fac. Board Rev. Bonds
                    (Methodist Healthcare), 6 1/2s, 9/1/26                                Baa1            2,007,500
                                                                                                      -------------
                                                                                                         16,017,760

Texas (10.7%)
-------------------------------------------------------------------------------------------------------------------
         10,100,000 Alliance, Arpt. Auth. Rev. Bonds (Federal Express Corp.),
                    6 3/8s, 4/1/21                                                        Baa2           10,339,875
          3,000,000 Alliance, Arpt. Auth. Special Fac. Rev. Bonds
                    (American Airlines, Inc.), 7 1/2s, 12/1/29                            BB              2,793,750
          9,500,000 Austin Elec. Util. Syst. Rev. Bonds, FSA, 5s, 1/15/30                 Aaa             9,001,250
          4,655,000 Carrollton, Farmers Branch Indpt. School Dist. G.O.
                    Bonds, PSFG, 5s, 2/15/17                                              Aaa             4,684,094
          3,500,000 Dallas, Special Tax Rev. Bonds, AMBAC, 5s, 8/15/25                    Aaa             3,364,375
                    Dallas-Fort Worth Intl. Arpt. Fac. Impt. Corp. Rev.
                    Bonds (American Airlines, Inc.)
          3,000,000 7 1/4s, 11/1/30                                                       BB              2,688,750
          8,000,000 6 3/8s, 5/1/35                                                        BB              6,350,000
          3,000,000 Harris Cnty., Hlth. Fac. Rev. Bonds (Memorial
                    Hermann Healthcare), Ser. A, 6 3/8s, 6/1/29                           A3              3,112,500
         10,000,000 Harris Cnty., Houston Sports Auth. Rev. Bonds,
                    Ser. B, MBIA, 5 1/4s, 6/1/29                                          Aaa             9,737,500
          4,000,000 Houston, Arpt. Syst. Rev. Bonds, Ser. C, FGIC,
                    5s, 7/1/28                                                            Aaa             3,735,000
          2,000,000 Lower Neches Valley Indl. Dev. Swr. Auth. Rev.
                    Bonds (Mobil Oil Refining Corp.), 6.4s, 3/1/30                        Aaa             2,105,000
          2,000,000 Tomball, Hosp. Auth. Rev. Bonds (Tomball Regl. Hosp.),
                    6s, 7/1/29                                                            Baa2            1,850,000
                                                                                                      -------------
                                                                                                         59,762,094

Utah (0.9%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 Tooele Cnty., Harbor & Term Dist. Port Fac. Rev.
                    Bonds (Union Pacific), Ser. A, 5.7s, 11/1/26                          Baa3            4,718,750

Virginia (0.5%)
-------------------------------------------------------------------------------------------------------------------
          4,400,000 Pocahontas Parkway Assn. Toll Rd. Rev. Bonds,
                    Ser. A, 5 1/2s, 8/15/28                                               Baa3            3,030,500

Washington (1.5%)
-------------------------------------------------------------------------------------------------------------------
          5,000,000 King Cnty., G.O. Bonds, Ser. C, 6 1/4s, 1/1/32                        Aa1             5,431,250
          3,200,000 Port of Seattle, Special Fac. Rev. Bonds
                    (Northwest Airlines Project), 7 1/4s, 4/1/30                          B+/P            2,960,000
                                                                                                      -------------
                                                                                                          8,391,250

West Virginia (0.4%)
-------------------------------------------------------------------------------------------------------------------
          2,500,000 Princeton, Hosp. Rev. Bonds (Cmnty. Hosp. Assn., Inc.),
                    6.1s, 5/1/29                                                          BB+             1,984,375

Wisconsin (0.7%)
-------------------------------------------------------------------------------------------------------------------
          3,900,000 WI State Hlth. & Edl. Fac. Auth. Rev. Bonds
                    (Wheaton Franciscan), 5 3/4s, 8/15/30                                 A2              3,851,250
                                                                                                      -------------
                    Total Municipal Bonds and Notes (cost $571,590,617)                              $  547,074,833

PREFERRED STOCKS (1.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
-------------------------------------------------------------------------------------------------------------------
          2,000,000 Charter Mac Equity Issue Trust 144A Ser. A,
                    6.625% cum. pfd.                                                                 $    2,055,000
          4,000,000 MuniMae Tax Exempt Bond Subsidiary, LLC 144A
                    Ser. A, 6.875% cum. pfd.                                                              4,150,000
                                                                                                      -------------
                    Total Preferred Stocks (cost $6,000,000)                                         $    6,205,000
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $577,590,617) (b)                                        $  553,279,833
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on portfolio's market value.

(RAT) The Moody's or Standard & Poor's ratings indicated are believed to be the most recent ratings available at April 30, 2002 for the securities listed. Ratings are generally ascribed to securities at the time of issuance. While the agencies may from time to time revise such ratings, they undertake no obligation to do so, and the ratings do not necessarily represent what the agencies would ascribe to these securities at April 30, 2002. Securities rated by Putnam are indicated by "/P" and are not publicly rated.

  (b) The aggregate identified cost on a tax basis is $577,479,089, resulting in gross unrealized appreciation and depreciation of $17,685,088 and $41,884,344, respectively, or net unrealized depreciation of $24,199,256.

(NON) Non-income-producing security.

(RES) Restricted, excluding 144A securities, as to public resale. The total market value of restricted securities held at April 30, 2002 was $30,247,238 or 5.5% of market value.

      144A after the name of a security represents those exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

      The rates shown on IFB and IF COP, which are securities paying interest rates that vary inversely to changes in the market interest rates, and VRDN's are the current interest rates at April 30, 2002.

      The fund had the following industry group concentrations greater than 10% at April 30, 2002 (as a percentage of market value):

          Health care           24.1%
          Transportation        23.7
          Utilities             11.5

      The fund had the following insurance concentration greater than 10% at April 30, 2002 (as a percentage of market value):

          MBIA 11.2%

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2002 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value
(identified cost $577,590,617) (Note 1)                                       $ 553,279,833
-------------------------------------------------------------------------------------------
Cash                                                                                327,119
-------------------------------------------------------------------------------------------
Interest and other receivables                                                   11,317,489
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,110,792
-------------------------------------------------------------------------------------------
Total assets                                                                    567,035,233

Liabilities
-------------------------------------------------------------------------------------------
Distributions payable to shareholders                                             2,241,060
-------------------------------------------------------------------------------------------
Accrued preferred shares distribution payable (Note 1)                               80,607
-------------------------------------------------------------------------------------------
Payable for securities purchased                                                  2,000,000
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        934,171
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           52,176
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        42,589
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                          2,902
-------------------------------------------------------------------------------------------
Other accrued expenses                                                              167,203
-------------------------------------------------------------------------------------------
Total liabilities                                                                 5,520,708
-------------------------------------------------------------------------------------------
Series A, B and C remarketed preferred shares: (8,000
shares authorized; 1,750 shares issued at $100,000 per share)
(Note 4)                                                                      $ 175,000,000
-------------------------------------------------------------------------------------------
Net assets                                                                    $ 386,514,525

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital -- common shares (unlimited shares authorized)
(Note 1)                                                                        436,712,799
-------------------------------------------------------------------------------------------
Distributions in excess of net investment income (Note 1)                          (485,350)
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments (Note 1)                           (25,402,140)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (24,310,784)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to
common shares outstanding                                                     $ 386,514,525

Computation of net asset value
-------------------------------------------------------------------------------------------
Net asset value per common share ($386,514,525 divided by
47,181,799 shares)                                                                    $8.19
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2002 (Unaudited)
Tax exempt interest income:                                                    $ 19,465,130
-------------------------------------------------------------------------------------------

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,893,199
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      175,547
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     1,616
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,307
-------------------------------------------------------------------------------------------
Preferred share remarketing agent fees                                              334,203
-------------------------------------------------------------------------------------------
Other                                                                                77,866
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,486,738
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (23,296)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,463,442
-------------------------------------------------------------------------------------------
Net investment income                                                            17,001,688
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (1,374,404)
-------------------------------------------------------------------------------------------
Net realized gain on futures contracts (Notes 1)                                     94,025
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments during the period                    (14,927,394)
-------------------------------------------------------------------------------------------
Net loss on investments                                                         (16,207,773)
-------------------------------------------------------------------------------------------
Distributions to Series A, B, and C remarketed preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------
From tax exempt income                                                           (1,313,584)
-------------------------------------------------------------------------------------------
Net decrease in net assets resulting from operations applicable
to common shares                                                               $   (519,669)
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                            2002*                  2001
-------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income                                                $ 17,001,688          $ 34,072,925
-------------------------------------------------------------------------------------------------------
Net realized loss on investments                                       (1,280,379)           (1,329,210)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments             (14,927,394)            3,089,127
-------------------------------------------------------------------------------------------------------
Distributions to Series A, B, and C remarketed
preferred shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                 (1,313,584)           (5,820,016)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from operations
applicable to common shares                                              (519,669)           30,012,826
-------------------------------------------------------------------------------------------------------
Distributions to common shareholders: (Note 1)
-------------------------------------------------------------------------------------------------------
From tax exempt income                                                (13,440,659)          (27,591,692)
-------------------------------------------------------------------------------------------------------
Increase from issuance of common shares in connection
with reinvestment of distributions                                        219,403             1,622,545
-------------------------------------------------------------------------------------------------------
Total increase (decrease) in net assets                               (13,740,925)            4,043,679

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   400,255,450           396,211,771
-------------------------------------------------------------------------------------------------------
End of period (including distributions in excess of
net investment income of $485,350 and
$2,732,795, respectively)                                            $386,514,525          $400,255,450
-------------------------------------------------------------------------------------------------------
Number of fund shares
-------------------------------------------------------------------------------------------------------
Common shares outstanding at beginning of period                       47,155,237            46,970,072
-------------------------------------------------------------------------------------------------------
Shares issued in connection with reinvestment of
distributions                                                              26,562               185,165
-------------------------------------------------------------------------------------------------------
Common shares outstanding at end of period                             47,181,799            47,155,237
-------------------------------------------------------------------------------------------------------
Remarketed preferred shares outstanding at beginning and
end of period                                                               1,750                 1,750
-------------------------------------------------------------------------------------------------------

*Unaudited

The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

-------------------------------------------------------------------------------------------------------------
                                     Six months
                                       ended
Per-share                            April 30
operating performance               (Unaudited)                        Year ended October 31
-------------------------------------------------------------------------------------------------------------
                                        2002         2001         2000         1999         1998         1997
-------------------------------------------------------------------------------------------------------------
Net asset value,
beginning of period
(common shares)                        $8.49        $8.44        $8.77        $9.82        $9.92        $9.85
-------------------------------------------------------------------------------------------------------------
Investment operations:
-------------------------------------------------------------------------------------------------------------
Net investment income (a)                .36          .72          .75          .80          .79          .84
-------------------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments              (.34)         .04         (.16)        (.96)         .01          .13
-------------------------------------------------------------------------------------------------------------
Distributions to preferred shareholders:
-------------------------------------------------------------------------------------------------------------
From net investment income              (.03)        (.12)        (.16)        (.13)        (.14)        (.14)
-------------------------------------------------------------------------------------------------------------
Total from investment
operations  applicable
to common shares                        (.01)         .64          .43         (.29)         .66          .83
-------------------------------------------------------------------------------------------------------------
Distributions to common shareholders:
-------------------------------------------------------------------------------------------------------------
From net investment income              (.29)        (.59)        (.76)        (.76)        (.76)        (.76)
-------------------------------------------------------------------------------------------------------------
Total distributions                     (.29)        (.59)        (.76)        (.76)        (.76)        (.76)
-------------------------------------------------------------------------------------------------------------
Net asset value,
end of period
(common shares)                        $8.19        $8.49        $8.44        $8.77        $9.82        $9.92
-------------------------------------------------------------------------------------------------------------
Market value,
end of period
(common shares)                        $7.83        $8.44        $9.63        $9.81       $11.44       $11.75
-------------------------------------------------------------------------------------------------------------
Total return at
market value (%)
(common shares)(b)                     (3.94)*      (6.21)        6.84        (7.72)        4.52        16.01
-------------------------------------------------------------------------------------------------------------

Ratios and supplemental data
-------------------------------------------------------------------------------------------------------------
Net assets, end of period
(common shares)
(in thousands)                      $386,515     $400,255     $396,212     $408,419     $453,766     $454,915
-------------------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)(d)             .64*        1.22         1.27         1.23         1.22         1.21
-------------------------------------------------------------------------------------------------------------
Ratio of net investment income
to average net assets (%)(c)            4.03*        7.01         6.97         7.12         6.57         7.13
-------------------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 11.42*       17.95        16.72        12.88        19.97         9.63
-------------------------------------------------------------------------------------------------------------

  * Not annualized.

(a) Per share net investment income has been determined on the basis of the weighted average number of shares outstanding during the period.

(b) Total return assumes dividend reinvestment.

(c) Ratios reflect net assets available to common shares only; net investment income ratio also reflects reduction for dividend payments to preferred shareholders.

(d) Includes amounts paid through expense offset arrangements (Note 2).

The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2002 (Unaudited)

Note 1
Significant accounting policies

Putnam Managed Municipal Income Trust (the "fund") is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company. The fund's investment objective is to seek a high level of current income exempt from federal income tax. The fund intends to achieve its objective by investing in a diversified portfolio of tax-exempt municipal securities which Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes does not involve undue risk to income or principal. Up to 50% of the fund's assets may consist of high-yield tax-exempt municipal securities that are below investment grade and involve special risk considerations. The fund also uses leverage by issuing preferred shares in an effort to increase the income to the common shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Tax-exempt bonds and notes are stated on the basis of valuations provided by an independent pricing service, approved by the Trustees, which uses information with respect to transactions in bonds, quotations from bond dealers, market transactions in comparable securities and various relationships between securities in determining value. Restricted securities are stated at fair value following procedures approved by the Trustees. Such valuations and procedures are reviewed periodically by the Trustees.

B) Security transactions and related investment income Security transactions are accounted for on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. All premiums/discounts are amortized/accreted on a yield-to-maturity basis. The premium in excess of the call price, if any, is amortized to the call date;
thereafter, the remaining excess premium is amortized to maturity.

C) Futures and options contracts The fund may use futures and options contracts to hedge against changes in the values of securities the fund owns or expects to purchase. The fund may also write options on securities it owns or in which it may invest to increase its current returns.

The potential risk to the fund is that the change in value of futures and options contracts may not correspond to the change in value of the hedged instruments. In addition, losses may arise from changes in the value of the underlying instruments, if there is an illiquid secondary market for the contracts, or if the counterparty to the contract is unable to perform. When the contract is closed, the fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. Realized gains and losses on purchased options are included in realized gains and losses on investment securities.

Futures contracts are valued at the quoted daily settlement prices established by the exchange on which they trade. The Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in the value of the futures contract. Such receipts or payments are known as "variation margin." Exchange traded options are valued at the last sale price, or if no sales are reported, the last bid price for purchased options and the last ask price for written options. Options traded over-the-counter are valued using prices supplied by dealers.

D) Federal taxes It is the policy of the fund to distribute all of its income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2001, the fund had a capital loss carryover of approximately $22,799,000 available to the extent allowed by tax law to offset future capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
   $ 1,887,000    October 31, 2002
       321,000    October 31, 2003
    11,188,000    October 31, 2005
     2,895,000    October 31, 2006
     3,629,000    October 31, 2007
     1,237,000    October 31, 2008
     1,642,000    October 31, 2009

E) Distributions to shareholders Distributions to common and preferred shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. Dividends on remarketed preferred shares become payable when, as and if declared by the Trustees. Each dividend period for the remarketed preferred shares is generally a 28-day period for Series A and Series B shares, respectively, and a 7-day period for Series C shares. The applicable dividend rate for the remarketed preferred shares on April 30, 2002 was 1.55% for Series A, 1.42% for Series B and 1.60% for Series C. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

F) Determination of net asset value Net asset value of the common shares is determined by dividing the value of all assets of the fund, less all liabilities and the liquidation preference of any outstanding remarketed preferred shares, by the total number of common shares outstanding.

Note 2
Management fee, administrative
services and other transactions

Compensation of Putnam Management, for management and investment advisory services is paid quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of the average weekly net assets, 0.60% of the next $500 million, 0.55% of the next $500 million and 0.50% thereafter.

If dividends payable on remarketed preferred shares during any dividend payment period plus any expenses attributable to remarketed preferred shares for that period exceed the fund's gross income attributable to the proceeds of the remarketed preferred shares during that period, then the fee payable to Putnam Management for that period will be reduced by the amount of the excess (but not more than 0.70% of the liquidation preference of the remarketed preferred shares outstanding during the period).

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. For the six months ended April 30, 2002, the fund's expenses were reduced by $23,296 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $643 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees Fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2002, cost of purchases and proceeds from sales of investment securities other than short-term investments aggregated $68,198,902 and $63,220,062, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Remarketed preferred shares

The Series A (550), Series B (550) and Series C (650) shares are redeemable at the option of the fund on any dividend payment date at a redemption price of $100,000 per share, plus an amount equal to any dividends accrued on a daily basis but unpaid through the redemption date (whether or not such dividends have been declared) and, in certain circumstances, a call premium.

Under the Investment Company Act of 1940, the fund is required to maintain asset coverage of at least 200% with respect to the remarketed preferred shares as of the last business day of each month in which any such shares are outstanding. Additionally, the fund is required to meet more stringent asset coverage requirements under terms of the remarketed preferred shares and the shares' rating agencies. Should these requirements not be met, or should dividends accrued on the remarketed preferred shares not be paid, the fund may be restricted in its ability to declare dividends to common shareholders or may be required to redeem certain of the remarketed preferred shares. At April 30, 2002, no such restrictions have been placed on the fund.

Under Emerging Issues Task Force (EITF) promulgation Topic D-98, Classification and Measurement of Redeemable Securities, which was issued on July 19, 2001, preferred securities that are redeemable for cash or other assets are to be classified outside of permanent equity to the extent that the redemption is at a fixed or determinable price and at the option of the holder or upon the occurrence of an event that is not solely within the control of the issuer. Subject to the guidance of the EITF, the Trust's preferred stock, which was previously classified as a component of net assets, has been reclassified outside of permanent equity (net assets) in the accompanying financial statements. Prior year amounts have also been reclassified to conform with this presentation. The impact of this reclassification creates no change to the net assets available to common shareholders.

Note 5
New accounting pronouncement

As required, effective January 1, 2001, the fund has adopted the provisions of the AICPA Audit and Accounting Guide, Audits of Investment Companies. This Guide requires that the fund amortize premium and accrete discount on all fixed-income securities, and classify as interest income gains and losses realized on paydowns on mortgage-backed securities. Prior to November 1, 2001, the fund did not accrete discounts for certain fixed income securities. Adopting these accounting principles will not affect the fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of operations. The adoption of this principle is not material to the financial statements.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President and Treasurer

Patricia C. Flaherty
Senior Vice President

Lawrence J. Lasser
Vice President

Gordon H. Silver
Vice President

Ian C. Ferguson
Vice President

Brett C. Browchuk
Vice President

Stephen Oristaglio
Vice President

Jerome Jacobs
Vice President and CIO

Richard G. Leibovitch
Vice President

Richard A. Monaghan
Vice President

John R. Verani
Vice President


Call 1-800-225-1581 weekdays from 9 a.m. to 5 p.m. Eastern Time, or visit our Web site (www.putnaminvestments.com) any time for up-to-date information about the fund's NAV.


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com


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